UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2011

EMTEC, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-32789	87-0273300
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Diamond Road Springfield, NJ	07081
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 552-3700

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                Entry into a Material Definitive Agreement

On October 26, 2011, Emtec, Inc., a Delaware corporation (the “Registrant”), and its direct and indirect domestic subsidiaries Emtec, Inc., a New Jersey corporation, Emtec Viasub LLC, a Delaware limited liability company, Emtec Federal, Inc., a New Jersey corporation, Emtec Global Services LLC, a Delaware limited liability company, Luceo, Inc., an Illinois corporation, eBusiness Application Solutions, Inc., a New Jersey corporation, Aveeva, Inc., a Delaware corporation, Secure Data, Inc., a Delaware corporation, Emtec Infrastructure Services Corporation, a Delaware corporation, KOAN-IT (US) Corp., a Delaware corporation, Covelix, Inc., a Delaware corporation, Dinero Solutions, LLC, a Georgia limited liability company, and Gnuco, LLC (d/b/a Emerging Solutions LLC), a Delaware limited liability company, entered into a Sixth Amendment to Loan and Security Agreement and Schedule to Loan and Security Agreement (the “Sixth Amendment”) with De Lage Landen Financial Services, Inc. (the “Lender”), pursuant to which the Lender has agreed to make certain amendments to the Loan and Security Agreement dated December 7, 2006 and the Schedule to the Loan and Security Agreement (each as amended by the First Amendment dated December 5, 2008, the Second Amendment dated December 7, 2010, the Third Amendment dated March 9, 2011, the Fourth Amendment dated June 23, 2011 and the Fifth Amendment Dated August 15, 2011), including the following:

●
The Sixth Amendment amends the total facility amount by temporarily increasing it to $35,000,000.  This temporary increase is effective through December 31, 2011, at which time the total facility amount will return to its previous level of $32,000,000; and

●
The Sixth Amendment amends the Fixed Excess Collateral Reserve requirement by increasing the amount of such reserve from $1,000,000 to: (i) $2,000,000 from November 1, 2011 through November 30, 2011, (ii) $2,500,000 from December 1, 2011 through December 31, 2011, (iii) $3,000,000 from January 1, 2012 through January 31, 2012, (iv) $3,250,000 from February 1, 2012 through February 29, 2012 and (v) from March 1, 2012 and at all times thereafter, (x) $3,250,000 plus (y) an amount equal to $250,000 multiplied by the number of calendar months that have commenced on or after March 1, 2012.

The foregoing summary of the Sixth Amendment does not purport to be complete and is qualified in its entirety by reference to the text of such document, a copy of which will be filed as an exhibit to the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ending November 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 31, 2011

EMTEC, INC.

By:	/s/ Greg Chandler
Name: Greg Chandler
Title: Chief Financial Officer